First Quarter 2025 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “position,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, California, and Montana; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; the risk of the adequacy of our allowance for credit losses; the risk in our ability to maintain a strong core deposit base or other low-cost funding sources; the risk of weak economic conditions and global trade, including the imposition of tariffs; the risk that legislative or regulatory actions may have a significant adverse effect on our operations. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2025 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions Overview of 1Q25 1Q25 Earnings • Net income available to common shareholders of $4.2 million or $0.43 per diluted share • Net interest income improved to $17.5 million compared to prior quarter of $16.9 million • Positive trends in a number of key areas resulted in improvement in profitability from prior quarter Continued Execution on Strategic Priorities • Continued priority on prudent risk management and conservative approach to new loan production with the contribution of new banking talent helping to drive solid loan production • Successful resolution of two largest OREOs with sale of properties resulting in a net gain • Positive trends in asset quality with declines in non-performing assets • Continued success in deposit gathering efforts with increase in noninterest-bearing deposits during 1Q25 Positive Trends in Key Metrics • Further increase in tangible book value per share • Improvement in NIM from prior quarter and expectation of continued improvement due primarily to improved cost of funds • Growth in mortgage banking revenue resulting from higher volumes due to lower interest rates and contribution of new MLOs 3

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato(regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 4 Net Income Available to Common Shareholders and Earnings per Share • Net income of $4.2 million, or $0.43 diluted earnings per share, in 1Q25 • Tangible book value per share(1) increased 1.6% to $23.18 Net Income Available to Common Shareholders Diluted Earnings per Share $2,515 $1,076 $2,134 $2,748 $4,185 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $0.26 $0.11 $0.22 $0.28 $0.43 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $0.10 $0.20 $0.30 $0.40 $0.50 (1) See Non-GAAP reconciliation within the appendix

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 5 Loan Portfolio • Total loans held for investment were flat from prior quarter due to offsetting production and loan payoffs • Total average loans held for investment increased $21.4 million in the quarter • New loan production in 1Q25 of $70.8 million with focus primarily on relationship-based lending • Average rate on new loan production of 6.89% was higher than average rate of loans paying off and accretive to NIM 1Q24 4Q24 1Q25 Cash, Securities and Other $ 151,178 $ 120,005 $ 101,078 Consumer and Other 18,556 17,333 16,688 Construction and Development 333,284 315,686 291,133 1-4 Family Residential 910,129 960,354 971,179 Non-Owner Occupied CRE 562,862 614,384 636,820 Owner Occupied CRE 194,338 173,223 182,417 Commercial and Industrial 297,573 220,501 223,197 Total $ 2,467,920 $ 2,421,486 $ 2,422,512 Loans accounted for at fair value(2) 12,276 7,508 6,280 Total Loans HFI $ 2,480,196 $ 2,428,994 $ 2,428,792 Mortgage loans held for sale 10,470 25,455 10,557 Loans held for sale — 251 — Total Loans $ 2,490,666 $ 2,454,700 $ 2,439,349 (1) Represents unpaid principal balance. Excludes deferred (fees) costs, and amortized premium/ (unaccreted discount). (2) Excludes fair value adjustments on loans accounted for under the fair value option. ($ in thousands, as of quarter end) Loan Portfolio Composition(1) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(1) $2,510 $2,476 $2,458 $2,421 $2,428 $2,455 $2,439 1Q24 2Q24 3Q24 4Q24 1Q25 4Q24 1Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End $30.6 $49.5 $82.8 $93.5 $70.8 $100.0 $100.3 $153.8 $97.1 $71.6 Production Loan Payoffs 1Q24 2Q24 3Q24 4Q24 1Q25 $0 $50 $100 $150 $200 ($ in millions) ($ in millions, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 6 Total Deposits • Total deposits increased 0.4% from $2.51 billion in 4Q24 to $2.52 billion in 1Q25 • Noninterest-bearing deposits increased 9.0% from $376 million in 4Q24 to $410 million in 1Q25 primarily due to operating account fluctuations and new client relationships • Interest-bearing deposits decreased 1.4% from $2.14 billion in 4Q24 to $2.11 billion in 1Q25 primarily driven by a reduction in time deposits due to maturing high-cost CDs not renewing 1Q24 4Q24 1Q25 Money market deposit accounts $ 1,503,598 $ 1,513,605 $ 1,566,737 Time deposits 442,834 471,415 379,533 Interest checking accounts 132,415 139,374 144,980 Savings accounts 18,887 14,212 14,451 Noninterest-bearing accounts 434,236 375,603 409,696 Total Deposits $ 2,531,970 $ 2,514,209 $ 2,515,397 Deposit Portfolio Composition Total Deposits $2,455 $2,414 $2,403 $2,499 $2,454 $2,514 $2,515 1Q24 2Q24 3Q24 4Q24 1Q25 4Q24 1Q25 $1,000 $1,500 $2,000 $2,500 $3,000 Average Period End ($ in millions, as of quarter end)($ in thousands, as of quarter end)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 7 Trust and Investment Management • Total assets under management decreased 2.0% during the quarter to $7.18 billion and increased 0.5% from 1Q24 • The decrease in AUM from 4Q24 was driven by net withdrawals primarily in fixed fee accounts • Compared to 1Q24, total AUM increased slightly from $7.14 billion. ($ in millions, as of quarter end) Total Assets Under Management $7,141 $7,012 $7,466 $7,321 $7,177 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions (1) See Non-GAAP reconciliation within the appendix Gross Revenue Gross Revenue(1) Gross Revenue(1) 8 $23.5 $23.1 $22.7 $23.8 $24.6 Wealth Management Mortgage Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 • Gross revenue(1) increased 3.4% from prior quarter • Net interest income increased 3.6% from prior quarter primarily driven by NIM expansion • Non-interest income increased $0.9 million driven by higher net mortgage gain and net gain on the sale of OREO, partially offset by a decrease in insurance fees that are seasonally higher in the fourth quarter Non-interest Income $7,345 29.6% Net Interest Income $17,453 70.4% ($ in thousands) ($ in millions)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 9 Net Interest Income and Net Interest Margin • Net interest income increased $0.5 million, or 3.6%, from $16.9 million in 4Q24 to $17.5 million, primarily driven by a 16 basis point increase in net interest margin • Net interest margin increased 16 basis points during the quarter from 2.45% in 4Q24 to 2.61% in 1Q25, primarily due to a decrease in cost of deposits and increase in interest-earning assets yield Net Interest Income Net Interest Margin $16,070 $15,778 $15,568 $16,908 $17,453 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $5,000 $10,000 $15,000 $20,000 $25,000 2.34% 2.35% 2.32% 2.45% 2.61% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 10 Non-Interest Income • Non-interest income increased $0.9 million to $7.3 million from the prior quarter driven by higher net mortgage gain and net gain on the sale of OREO, partially offset by a decrease in insurance fees • Lower mortgage rates and addition of MLOs led to higher level of mortgage production and contributed to an increase in Net gain on mortgage loans of $0.7 million in 1Q25 • The sale of our two largest OREO properties resulted in a net gain of $0.5 million • Insurance fees are seasonally higher in the fourth quarter and as a result, decreased $0.9 million from 4Q24; however, Insurance fees increased $0.2 million from 1Q24 Total Non-Interest Income Trust and Investment Management Fees $7,277 $6,972 $6,972 $6,459 $7,345 Trust and Investment Management Fees Bank Fees Net Gain on Mortgage Loans Net gain on OREO Risk Management and Insurance Fees Other Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $(2,000) $— $2,000 $4,000 $6,000 $8,000 $10,000 $4,930 $4,875 $4,728 $4,660 $4,677 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $2,000 $4,000 $6,000 ($ in thousands) ($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 11 Non-Interest Expense and Efficiency Ratio • Non-interest expense decreased to $19.4 million from $20.4 million in the fourth quarter of 2024, primarily driven by a one-time $1.1 million OREO write-down recognized in 4Q24 • Non-interest expense decreased $0.3 million from $19.7 million in the first quarter of 2024 in spite of ongoing inflationary pressures • The efficiency ratio improved in the quarter from 80.74% as of 4Q24 to 79.16% as of 1Q25 • The efficiency ratio improved 4.52% from 83.68% as of 1Q24 (1) See Non-GAAP reconciliation within the appendix Adjusted Non-Interest Expense(1) Operating Efficiency Ratio(1) (1) (1) (1) $19,696 $18,972 $19,333 $19,205 $19,441 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $— $5,000 $10,000 $15,000 $20,000 $25,000 83.68% 82.25% 84.98% 80.74% 79.16% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 —% 20.00% 40.00% 60.00% 80.00% 100.00%($ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 12 Asset Quality • NPAs decreased $31.8 million to $17.1 million due to the sale of two OREO properties • NPLs decreased $0.3 million to $12.8 million due to the charge-off of a non-performing loan that had previously been held for sale • NPA/Total Assets decreased from 1.68% as of 4Q24 to 0.59% as of 1Q25 • ACL/Adjusted Total Loans(1) decreased from 0.76% in 4Q24 to 0.74% in 1Q25, primarily driven by decreased provision on pooled loans due to mix shifts within the loan portfolio Non-Performing Assets/Total Assets Net Charge-Offs (Recoveries)/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and loans accounted for under fair value option; see Non-GAAP reconciliation within the appendix 1.57% 1.68% 1.79% 1.68% 0.59% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 —% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% —% —% 0.38% (0.01)% 0.02% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 (0.10)% —% 0.10% 0.20% 0.30% 0.40%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 13 Near Term Outlook • First Western's markets continue to perform well and the strength of our balance sheet and franchise provides opportunities to capitalize on market disruption and challenges being faced by competing banks to add new clients and banking talent • Addition of banking talent over the past several quarters should lead to higher level of loan growth in 2025 while still maintaining disciplined underwriting and pricing criteria • Deposit gathering will remain a top priority throughout the organization • Expected drivers of improved financial performance in 2025 ◦ Increased loan growth ◦ Continued expansion in net interest margin ◦ Redeployment of cash generated from sale of OREO properties into interest-earning assets ◦ More robust business development activities in Wealth Management business ◦ Higher level of mortgage production resulting from addition of MLOs ◦ More operating leverage resulting from disciplined expense control • Positive trends in key areas expected to continue, which should result in steady improvement in financial performance and further value being created for shareholders

Appendix 14

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 15 Capital and Liquidity Overview Liquidity Funding Sources (as of 03/31/25) (1) See Non-GAAP reconciliation within the appendix (2) Based on internal policy guidelines Consolidated Capital Ratios (as of 03/31/25) Tangible Common Equity / TBV per Share(1) ($ in thousands) Liquidity Reserves: Total Available Cash $ 270,070 Unpledged Investment Securities 37,646 Borrowed Funds: Secured: FHLB Available 575,886 FRB Available 27,042 Other: Brokered Remaining Capacity 277,387 Unsecured: Credit Lines 29,000 Total Liquidity Funding Sources $ 1,217,031 Loan-to-Deposit Ratio 96.4% 10.35% 10.35% 13.15% 8.12% Tier 1 Capital to Risk- Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk- Weighted Assets Tier 1 Capital to Average Assets —% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% (2) (TCE $ in thousands)

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 16 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 Dec. 31, 2023 Mar. 31, 2024 Jun. 30, 2024 Sept. 30, 2024 Dec. 31, 2024 Mar. 31, 2025 Total shareholders' equity $ 154,962 $ 219,041 $ 240,864 $ 242,738 $ 245,528 $ 246,875 $ 248,831 $ 252,322 $ 256,555 Goodwill and other intangibles, net 24,258 31,902 32,104 31,854 31,797 31,741 31,684 31,627 31,576 Tangible common equity $ 130,704 $ 187,139 $ 208,760 $ 210,884 $ 213,731 $ 215,134 $ 217,147 $ 220,695 $ 224,979 Common shares outstanding, end of period 7,951,773 9,419,271 9,495,440 9,581,183 9,621,309 9,660,549 9,664,101 9,667,142 9,704,320 Tangible common book value per share $ 16.44 $ 19.87 $ 21.99 $ 22.01 $ 22.21 $ 22.27 $ 22.47 $ 22.83 $ 23.18 Net income available to common shareholders $ 4,185 Return on tangible common equity (annualized) 7.44% (1) Represents the intangible portion of assets held for sale  Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Non-interest expense $ 19,696 $ 19,001 $ 19,368 $ 20,427 $ 19,361 Less: OREO expenses and write-downs — 29 35 1,222 (80) Adjusted non-interest expense $ 19,696 $ 18,972 $ 19,333 $ 19,205 $ 19,441 Net interest income $ 16,070 $ 15,778 $ 15,568 $ 16,908 $ 17,453 Non-interest income 7,277 6,972 6,972 6,459 7,345 Less: unrealized (loss) gain recognized on equity securities (6) (2) 24 (49) 11 Less: net (loss) gain on loans accounted for under the fair value option (302) (315) (233) (149) 6 Less: net gain (loss) on loans held for sale 117 — — (222) 222 Adjusted non-interest income $ 7,468 $ 7,289 $ 7,181 $ 6,879 $ 7,106 Adjusted total income $ 23,538 $ 23,067 $ 22,749 $ 23,787 $ 24,559 Efficiency ratio 83.68% 82.25% 84.98% 80.74% 79.16%

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Total income before non-interest expense $ 21,890 $ 18,242 $ 20,296 $ 23,540 $ 23,468 Less: unrealized (loss) gain recognized on equity securities (6) (2) 24 (49) 11 Less: net (loss) gain on loans accounted for under the fair value option (302) (315) (233) (149) 6 Less: net gain/(loss) on loans held for sale at fair value 117 — — (222) 222 Plus: provision for (release of) credit losses 72 2,334 501 (974) 80 Gross revenue $ 22,153 $ 20,893 $ 21,006 $ 22,986 $ 23,309 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Total income before non-interest expense $ 1,385 $ 2,174 $ 1,743 $ 801 $ 1,250 Gross revenue $ 1,385 $ 2,174 $ 1,743 $ 801 $ 1,250 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Total income before non-interest expense $ 23,275 $ 20,416 $ 22,039 $ 24,341 $ 24,718 Less: unrealized (loss)/gain recognized on equity securities (6) (2) 24 (49) 11 Less: net loss (gain) on loans accounted for under the fair value option (302) (315) (233) (149) 6 Less: net gain (loss) on loans held for sale at fair value 117 — — (222) 222 Plus: provision for (release of) credit losses 72 2,334 501 (974) 80 Gross revenue $ 23,538 $ 23,067 $ 22,749 $ 23,787 $ 24,559

157 180 196 164 166 168 62 94 111 154 161 132 122 125 129 76 78 86 255 255 255 Chart color Table color Special Headlines Slide Headlines / Text on light background Primary Colors Secondary Colors Primary Background / Call Out Boxes / Text on dark background Chart color Table Color Tertiary Colors Chart color Table Color Chart Color Chart Color Approved Fonts AaBbCc 123 Lora (bold) Slide Headlines / Special Headlines AaBbCc 123 Lato (regular, bold, italics) Body Copy / Subheadings / Small Text Descriptions 18 Non-GAAP Reconciliation Allowance for Credit Losses to Bank Originated Loans Excluding PPP As of (Dollars in thousands) March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 Total loans held for investment $ 2,480,196 $ 2,460,690 $ 2,387,288 $ 2,428,994 $ 2,428,792 Less: PPP loans 3,779 3,129 2,603 2,087 1,641 Less: Purchased loans accounted for under fair value options ("FVO") 12,276 10,494 8,884 7,508 6,280 Adjusted loans excluding PPP and FVO $ 2,464,141 $ 2,447,067 $ 2,375,801 $ 2,419,399 $ 2,420,871 Allowance for credit losses 24,630 27,319 18,796 18,330 17,956 Allowance for credit losses to adjusted loans 1.00% 1.12% 0.79% 0.76% 0.74 % Pre-tax, Pre-Provision Net Income For the Three Months Ended, (Dollars in thousands) March 31, 2024 December 31, 2024 March 31, 2025 Income before income taxes $ 3,579 $ 3,914 $ 5,357 Plus: provision for (release of) credit losses 72 (974) 80 Pre-tax, pre-provision net income $ 3,651 $ 2,940 $ 5,437 Allocation of the Allowance for Credit Losses (ACL) As of March 31, 2025 December 31, 2024 (Dollars in thousands) ACL Amount % of Loans % of ACL %(1) ACL Amount % of Loans % of ACL %(1) Commercial: Construction and Development $ 4,299 1.5% 23.9% 12.0% $ 5,184 1.7% 28.3% 13.0 % Non-Owner Occupied CRE 4,310 0.7% 24.0% 26.2% 4,340 0.7% 23.7% 25.3 % Owner Occupied CRE 915 0.5% 5.1% 7.5% 654 0.4% 3.6% 7.1 % Commercial and Industrial 2,569 1.2% 14.3% 9.2% 2,357 1.1% 12.9% 9.1 % Total Commercial 12,093 0.9% 67.3% 54.9% 12,535 1.0% 68.4% 54.5 % Consumer: Cash, Securities and Other 391 0.4% 2.2% 4.2% 410 0.3% 2.2% 5.0 % Consumer and Other 151 0.9% 0.8% 0.7% 185 1.1% 1.0% 0.7% 1-4 Family Residential 5,321 0.5% 29.6% 40.2% 5,200 0.5% 28.4% 39.8 % Total Consumer 5,863 0.5% 32.7% 45.1% 5,795 0.5% 31.6% 45.5 % Total allowance for credit losses $ 17,956 0.7% 100% 100% $ 18,330 0.8% 100% 100% (1) Represents the percentage of loans to total loans in the respective category